United States

Securities and Exchange Commission

Washington, D.C. 20549

Amended

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant’s Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/09

Date of Reporting Period: 10/31/09

Item 1.	Reports to Stockholders

Federated Muni and Stock Advantage Fund

Established 2003

A Portfolio of Federated Income Securities Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2009

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.46	$12.08	$12.09	$11.10	$10.69
Income From Investment Operations:
Net investment income	0.34	0.39	0.37	0.38	0.37
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	0.49	(2.27)	0.20	0.96	0.42
TOTAL FROM INVESTMENT OPERATIONS	0.83	(1.88)	0.57	1.34	0.79
Less Distributions:
Distributions from net investment income	(0.34)	(0.39)	(0.38)	(0.35)	(0.38)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	—	(0.35)	(0.20)	—	—
TOTAL DISTRIBUTIONS	(0.34)	(0.74)	(0.58)	(0.35)	(0.38)
Net Asset Value, End of Period	$9.95	$9.46	$12.08	$12.09	$11.10
Total Return[1]	9.07%	(16.39)%	4.79%	12.31%	7.49%
Ratios to Average Net Assets:
Net expenses	1.00%[2]	1.00%[2]	1.00%[2]	1.00%[2]	0.80%[2]
Net investment income	3.60%	3.47%	3.12%	3.32%	3.44%
Expense waiver/reimbursement[3]	0.47%	0.45%	0.44%	0.45%	0.67%
Supplemental Data:
Net assets, end of period (000 omitted)	$384,555	$404,311	$588,344	$465,673	$314,215
Portfolio turnover	80%	87%	72%	42%	9%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.98%, 1.00%, 1.00%, 1.00% and 0.80% for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.46	$12.07	$12.09	$11.10	$10.69
Income From Investment Operations:
Net investment income	0.27	0.30	0.28	0.29	0.27
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	0.48	(2.25)	0.19	0.97	0.42
TOTAL FROM INVESTMENT OPERATIONS	0.75	(1.95)	0.47	1.26	0.69
Less Distributions:
Distributions from net investment income	(0.27)	(0.31)	(0.29)	(0.27)	(0.28)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	—	(0.35)	(0.20)	—	—
TOTAL DISTRIBUTIONS	(0.27)	(0.66)	(0.49)	(0.27)	(0.28)
Net Asset Value, End of Period	$9.94	$9.46	$12.07	$12.09	$11.10
Total Return[1]	8.14%	(16.95)%	3.93%	11.48%	6.53%
Ratios to Average Net Assets:
Net expenses	1.75%[2]	1.75%[2]	1.75%[2]	1.75%[2]	1.70%[2]
Net investment income	2.85%	2.72%	2.37%	2.58%	2.56%
Expense waiver/reimbursement[3]	0.47%	0.45%	0.44%	0.45%	0.52%
Supplemental Data:
Net assets, end of period (000 omitted)	$55,826	$59,324	$81,930	$70,323	$57,182
Portfolio turnover	80%	87%	72%	42%	9%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.73%, 1.75%, 1.75%, 1.75% and 1.70% for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.46	$12.07	$12.09	$11.10	$10.68
Income From Investment Operations:
Net investment income	0.27	0.30	0.28	0.29	0.27
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	0.48	(2.25)	0.19	0.97	0.43
TOTAL FROM INVESTMENT OPERATIONS	0.75	(1.95)	0.47	1.26	0.70
Less Distributions:
Distributions from net investment income	(0.27)	(0.31)	(0.29)	(0.27)	(0.28)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	—	(0.35)	(0.20)	—	—
TOTAL DISTRIBUTIONS	(0.27)	(0.66)	(0.49)	(0.27)	(0.28)
Net Asset Value, End of Period	$9.94	$9.46	$12.07	$12.09	$11.10
Total Return[1]	8.15%	(16.95)%	3.94%	11.48%	6.63%
Ratios to Average Net Assets:
Net expenses	1.75%[2]	1.75%[2]	1.75%[2]	1.75%[2]	1.70%[2]
Net investment income	2.86%	2.72%	2.37%	2.57%	2.56%
Expense waiver/reimbursement[3]	0.47%	0.45%	0.44%	0.45%	0.52%
Supplemental Data:
Net assets, end of period (000 omitted)	$113,830	$122,165	$181,358	$122,419	$79,891
Portfolio turnover	80%	87%	72%	42%	9%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.73%, 1.75%, 1.75%, 1.75% and 1.70% for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,		Period Ended 10/31/2007[1]
	2009	2008
Net Asset Value, Beginning of Period	$9.46	$12.08	$12.27
Income From Investment Operations:
Net investment income	0.35	0.39	0.14
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	0.49	(2.26)	(0.18)
TOTAL FROM INVESTMENT OPERATIONS	0.84	(1.87)	(0.04)
Less Distributions:
Distributions from net investment income	(0.35)	(0.40)	(0.15)
Distributions from net realized gain on investments and foreign currency transactions	—	(0.35)	—
TOTAL DISTRIBUTIONS	(0.35)	(0.75)	(0.15)
Net Asset Value, End of Period	$9.95	$9.46	$12.08
Total Return[2]	9.20%	(16.32)%	(0.31)%
Ratios to Average Net Assets:
Net expenses	0.89%[3]	0.92%[3]	0.96%[3,4]
Net investment income	3.70%	3.58%	3.16%[4]
Expense waiver/reimbursement[5]	0.47%	0.45%	0.44%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$16,032	$13,588	$10,589
Portfolio turnover	80%	87%	72%[6]
1	Reflects operations for the period from May 31, 2007 (date of initial public investment) to October 31, 2007.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.87%, 0.92% and 0.96% for the years ended October 31, 2009 and 2008 and for the period ended October 31, 2007, respectively, after taking into account these expense reductions.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2009	Ending Account Value 10/31/2009	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,098.70	$5.29
Class B Shares	$1,000	$1,093.50	$9.23
Class C Shares	$1,000	$1,093.50	$9.23
Class F Shares	$1,000	$1,099.40	$4.66
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.16	$5.09
Class B Shares	$1,000	$1,016.38	$8.89
Class C Shares	$1,000	$1,016.38	$8.89
Class F Shares	$1,000	$1,020.77	$4.48
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.00%
Class B Shares	1.75%
Class C Shares	1.75%
Class F Shares	0.88%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance

The Fund's total return, based on net asset value, for the 12-month reporting period ended October 31, 2009, was 9.07% for Class A Shares, 8.14% for Class B Shares, 8.15% for Class C Shares and 9.20% for Class F Shares. These returns were lower than the 15.92% total return of the Morningstar Conservative Allocation Funds Average.1

1	Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the category indicated. They do not reflect sales charges. The total return for the 12-month reporting period for the Fund's benchmark indexes, the Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index) (BCMB) and the Russell 1000 Value Index (RU1000V), were 13.6% and 4.78%, respectively. The BCMB is a broad market performance benchmark for the tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and have at least one year of remaining maturity. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the index. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged, and it is not possible to invest directly in an index. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the BCMB or RU1000V. 2009 Morningstar, Inc. All Rights Reserved. The information on Morningstar figures contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
Annual Shareholder Report

The Fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks and intermediate and long-term tax-exempt municipal bonds to achieve the Fund's primary income objective and secondary capital appreciation objective. The most significant factors affecting the Fund's performance during the reporting period were: (a) the Fund's allocation between stocks and tax-exempt municipal bonds; (b) the selection of equity securities of similar issuers (referred to as sectors); (c) the selection of tax-exempt municipal securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities), different credit characteristics or different structural attributes; and (d) the effective duration of the Fund's tax-exempt municipal bond portfolio.

The following discussion will focus on the performance of the Fund's Class F Shares. The 9.20% total return of the Class F Shares for the reporting period consisted of 5.18% in price performance and 4.02% in reinvested dividends.

MARKET OVERVIEW

During the 12-month reporting period, global equity markets experienced extreme volatility, with markets appearing to bottom in March 2009 and rebounding sharply higher. The financial market crisis intensified in the latter part of 2008 and into 2009, with the stress spilling into the non-financial sectors of the economy, including the consumer sector. By March 2009, the U.S. government had implemented the Troubled Asset Relief Program (TARP), as well as a number of other programs to strengthen the capital structure of the financial system. In mid-March, the equity markets began to rebound with the help of global infusion of monetary and fiscal stimuli. In the United States, the federal government also introduced a number of stimulus plans for the consumer and non-financial sectors of the economy to help spur demand. As economic indicators began to show signs of stabilization, and in some cases improvement, the market maintained its upward trajectory into the latter part of 2009.

Annual Shareholder Report

The S&P 500 Index2 returned 9.80% for the 12-month reporting period. The Nasdaq Composite Index3 returned 20.09% for the reporting period. In general, for the Fund's full fiscal year, stocks with lower dividend yields outperformed those with higher dividend yields; smaller market capitalization stocks outperformed larger capitalization stocks; growth outperformed value; and cyclical stocks outperformed stocks defensively driven. The S&P 500 Index performance in the Information Technology, Consumer Discretionary and Materials sectors dominated weak performance in the Telecommunications, Utilities and Financials sectors during the reporting period.

U.S. Treasury yields fell to multigenerational lows in December 2008 as the U.S. recession and financial market volatility intensified. Subsequently, U.S. Treasury yields rose across the yield curve and were highly volatile as financial conditions improved and the U.S. economy began to recover. The 10-year U.S. Treasury yield ranged from 2.08% to 3.98% during the 12-month reporting period, ending at 3.41%, down 0.60% from a year earlier. The 30- year U.S. Treasury yield ranged from 2.52% to 4.76%, ending the period at 4.23%, down 0.12% during the period. The 2-year U.S. Treasury yield ended the period at 0.90%, down 0.66% during the period.

Yields on long-term, tax-exempt municipal securities rose and credit spreads widened during late 2008 as heavy redemptions from long-term, tax-exempt municipal mutual funds and distress among key municipal dealers and hedge Funds produced heavy selling of long-term securities. Yields on high-quality, intermediate and short-term, tax-exempt municipal securities edged lower at the same time as market participants favored lower risk securities. In contrast, during 2009, yields on tax-exempt municipal securities fell sharply and credit spreads narrowed as financial market conditions improved, worst-case fears regarding the U.S. economy faded, and tax-exempt municipal bond mutual funds experienced record inflows. Municipal Market Data (MMD)4 2-, 10- and 30-year AAA tax-exempt municipal yields fell 1.78%, 1.28% and 1.13%, respectively, during the 12-month reporting period. As the sharp risk aversion that dominated early in the reporting period abated, long-term securities outperformed short-term and intermediate securities, and lower credit quality bonds sharply outperformed higher credit quality securities.

2	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made directly in an index.
3	The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made directly in an index.
4	MMD is a market data provider that produces daily generic yield curve of investment grade municipal bonds based on a survey of municipal securities dealers and observed trades. The MMD AAA yield curve is a widely used reference for top credit quality municipal bonds in the marketplace.

Annual Shareholder Report

PORTFOLIO ALLOCATION

During the 12-month reporting period, the Fund's portfolio was allocated between stocks and tax-exempt municipal bonds to reflect the Fund's primary investment objective of tax advantaged income5 and its secondary objective of capital appreciation. The principal factors used in the allocation decision were: 1) maintenance of at least 50% exposure to tax-exempt municipal securities in order to comply with IRS rules governing the payment of tax-exempt dividends from the tax-exempt municipal portion of the portfolio; 2) the Fund's ability to pay and maintain an attractive level of dividends; and 3) the expected relative total return of tax-exempt municipal bonds and stocks. The allocation of the Funds investments at the end of the reporting period on October 31, 2009, was 58.40% tax-exempt municipal bonds, 39% stocks, and 2.60% municipal cash equivalents. Early in the reporting period, the allocation was skewed more heavily toward tax-exempt municipal bonds and away from stocks as portfolio managers adopted a defensive stance, with allocation toward tax-exempt municipal bonds at times reaching approximately 64%.

The Fund's allocation had a material effect on performance because tax-exempt municipal bonds and stocks had divergent total returns. For the 12-month reporting period, the Russell 1000® Value Index (RU1000V) posted a total return of 4.78%, while the BCMB posted a total return of 13.60%. Weighting these benchmarks (60% BCMB and 40% RU1000V), the blended benchmark return was 10.06% versus 9.20% for the Fund's Class F Shares during the reporting period. For the reporting period, the total return on the Fund's Class F Shares underperformed the weighted benchmark.

5	Fund income may be subject to state and local taxes. Although this Fund pursues tax-advantaged income and seeks to invest primarily in securities whose interest is not subject to the federal alternative minimum tax, there are no assurances that it will achieve these goals.
Annual Shareholder Report

SECTOR AND SECURITY SELECTION - EQUITY STOCKS

The equity component return of the portfolio was generally in line with the overall performance of the RU1000V during the 12-month reporting period. During the reporting period, the Fund's equity portfolio managers focused on realization of the Fund's tax-advantaged income and total return objectives by purchasing and holding income producing equity securities with favorable valuation levels. Value strategies generally underperformed growth strategies and smaller capitalizations outperformed larger capitalizations during the reporting period, which were both negative influences on the Fund's performance.

Sector allocations contributed positively, while stock selection negatively contributed to the Fund's equity performance. Overweights (as compared to the RU1000V) in the Information Technology and Materials sectors and a large underweight in the Financials and Utilities sectors enhanced the Fund's performance during the reporting period. Detracting from performance were sector underweights (as compared to the RU1000V) in the Consumer Discretionary sector and a sector overweight (as compared to the RU1000V) in Health Care. The Fund was positively impacted by stock selection in the Industrials, Energy and Health Care sectors and negatively impacted by stock selection in the Financials, Consumer Discretionary and Utilities sectors.

SECURITY SELECTION - TAX-EXEMPT MUNICIPAL BONDS

The bond portfolio manager's strategies were to: 1) invest only in tax-exempt municipal bonds whose interest is not intended to be subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals or corporations; 2) maintain exposure to intermediate and long-term tax-exempt municipal bonds to seek to capture the income advantages of such securities relative to tax-exempt municipal bonds with shorter maturities; 3) maintain a significant weighting in low investment-grade and noninvestment-grade bonds,6 or equivalents, given their typical income advantages; and 4) adjust portfolio duration,7 or sensitivity to interest rates, and yield curve exposures in an effort to seek to enhance bond portfolio total return as market interest rates fluctuated.

Although tax-exempt municipal bonds posted strong total returns, they sharply underperformed high-yield corporate bonds, emerging market debt and investment-grade corporate bonds. This relative performance of tax-exempt municipal bonds was a negative influence on Fund performance relative to many Funds in the Morningstar Conservative Allocation Funds Category.

6	Investment grade securities are securities that are rated at least BBB or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least BBB or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
7	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
Annual Shareholder Report

The performance of the tax-exempt municipal bond component of the Fund's portfolio mildly lagged the return of the BCMB during the reporting period. This underperformance was largely due to the timing and valuation of transactions that reduced the Fund's significant weighting in BBB and lower rated (or non-rated comparable quality) tax-exempt municipal bonds. The bond portfolio manager reduced this weighting to about 20%, on average, for the reporting period, from about 28%, on average, in the Fund's prior fiscal year, with a significant portion of this reduction taking place during late 2008 and early 2009. This reduction in portfolio exposure was intended to diminish the Fund's downside risk in the event of a steeper U.S. economic contraction and intensifying risk aversion. However, the U.S. economy subsequently bottomed and credit spreads narrowed sharply. Despite the ill-timed exposure reduction, the Fund's overall exposure to BBB and lower-rated, (or non-rated comparable quality) bonds exceeded that of the BCMB, contributing positively to relative performance as credit spreads narrowed.8

The Fund's yield curve positioning contributed positively to Fund relative performance. The Fund maintained a large weighting in long-term, tax-exempt municipal bonds with maturities of 17 years or more, the allocation to which averaged 46.9% of the Fund's bond portfolio over the reporting period. The portion of the BCMB that exceeded 17 years in remaining maturity posted the strongest returns of any maturity ranges within the index, outperforming the BCMB by more than 3.50%.

DURATION - TAX-EXEMPT MUNICIPAL BONDS

Over the 12-month reporting period, the duration of the Fund's tax-exempt municipal bond portfolio averaged 8.6 years, which was longer than the duration of the BCMB, which averaged about 6.6 years during the period. This longer duration reflected the Fund's focus on intermediate and long-term securities given their yield advantages. The Fund's longer duration relative to the BCMB provided a small positive contribution to the Fund's relative performance as tax-exempt municipal market yields fell during the reporting period. The contribution was limited because the Fund maintained a heavy weighting in long-term bonds with premium coupons pricing to call dates of 10 years or shorter, which underperformed the longest duration, low coupon long-term bonds given the sharp drop in tax-exempt municipal yields. The bond portfolio manager in general favored premium coupon securities as they tended to exhibit diminished market volatility and maintained better secondary market liquidity over interest rate cycles compared to low coupon and zero coupon long-term bonds.

8	Bond prices are sensitive to changes in interest rates and interest rate spreads between bonds of varying credit quality. A rise in interest rates or interest rate spreads can cause a decline in their prices.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Muni and Stock Advantage Fund (Class A Shares) (the “Fund”) from September 26, 2003 (start of performance) to October 31, 2009, compared to the Barclays Capital Municipal Bond Index (BCMB)2 and the Russell 1000 Value Index (RU1000V).2

Average Annual Total Returns[3] for the Period Ended 10/31/2009
1 Year	3.07%
5 Years	1.75%
Start of Performance (9/26/2003)	3.22%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMB and the RU1000V have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BCMB and RU1000V are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BCMB is a broad market performance benchmark for the tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and have at least one year of remaining maturity. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the index. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Muni and Stock Advantage Fund (Class B Shares) (the “Fund”) from September 26, 2003 (start of performance) to October 31, 2009, compared to the Barclays Capital Municipal Bond Index (BCMB)2 and the Russell 1000 Value Index (RU1000V).2

Average Annual Total Returns[3] for the Period Ended 10/31/2009
1 Year	2.64%
5 Years	1.74%
Start of Performance (9/26/2003)	3.32%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMB and the RU1000V have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BCMB and RU1000V are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The BCMB is a broad market performance benchmark for the tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and have at least one year of remaining maturity. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the index. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Muni and Stock Advantage Fund (Class C Shares) (the “Fund”) from September 26, 2003 (start of performance) to October 31, 2009, compared to the Barclays Capital Municipal Bond Index (BCMB)2 and the Russell 1000 Value Index (RU1000V).2

Average Annual Total Returns[3] for the Period Ended 10/31/2009
1 Year	7.15%
5 Years	2.10%
Start of Performance (9/26/2003)	3.33%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the 1.00% contingent deferred sales charge, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMB and RU1000V have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BCMB and RU1000V are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The BCMB is a broad market performance benchmark for the tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990, and have at least one year of remaining maturity. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the index. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Muni and Stock Advantage Fund (Class F Shares) (the “Fund”) from May 31, 2007 (start of performance) to October 31, 2009, compared to the Barclays Capital Municipal Bond Index (BCMB)2 and the Russell 1000 Value Index (RU1000V).2

Average Annual Total Returns[3] for the Period Ended 10/31/2009
1 Year	7.06%
Start of Performance (5/31/2007)	-4.52%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied to any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMB and RU1000V have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BCMB and RU1000V are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The BCMB is a broad market performance benchmark for the tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990, and have at least one year of remaining maturity. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the index. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)

At October 31, 2009, the Fund's portfolio composition1 was as follows:

Sector	Percentage of Total Net Assets
Tax-Exempt, Fixed Income Securities	58.1%
Equity Securities	38.8%
Cash Equivalents[2]	2.5%
Other Assets and Liabilities — Net[3]	0.6%
TOTAL	100.0%

At October 31, 2009, the Fund's sector composition4 for its equity securities was as follows:

Sector Composition	Percentage of Equity Securities
Energy	21.0%
Financials	19.6%
Health Care	11.1%
Industrials	10.9%
Information Technology	10.1%
Consumer Staples	7.5%
Telecommunication Services	6.7%
Consumer Discretionary	6.6%
Utilities	3.3%
Materials	3.2%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Cash Equivalents include any investments in tax-exempt, variable rate instruments.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

At October 31, 2009, the Fund's sector composition5 for its tax-exempt securities was as follows:
Sector Composition	Percentage of Municipal Securities
General Obligation — State	14.8%
General Obligation — Local	14.1%
Hospital	12.7%
Special Tax	9.1%
Transportation	8.6%
Industrial Revenue	7.8%
Water and Sewer	7.5%
Public Power	6.7%
Education	4.6%
Pre-refunded	4.4%
Other Securities[6]	9.7%
TOTAL	100.0%
5	Sector classifications and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third party including bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
6	For purposes of this table, sector classifications constitute 90.3% of the Fund's total investments in tax-exempt securities. Remaining tax-exempt security sectors have been aggregated under the designation “Other Securities.”
Annual Shareholder Report

Portfolio of Investments

October 31, 2009

Principal Amount or Shares			Value
		Common Stocks – 38.8%
		Consumer Discretionary – 2.5%
164,700		Comcast Corp., Class A	2,388,150
44,300		Family Dollar Stores, Inc.	1,253,690
15,625		Genuine Parts Co.	546,719
94,270		Home Depot, Inc.	2,365,234
65,430		Leggett and Platt, Inc.	1,264,762
52,690		M.D.C. Holdings, Inc.	1,718,748
10,400		McDonald's Corp.	609,544
18,305		Penney (J.C.) Co., Inc.	606,445
123,770		Time Warner, Inc.	3,727,952
		TOTAL	14,481,244
		Consumer Staples – 2.9%
106,410		Archer-Daniels-Midland Co.	3,205,069
9,655		Kimberly-Clark Corp.	590,500
45,470		Kraft Foods, Inc., Class A	1,251,334
12,055		PepsiCo, Inc.	729,930
80,495		Procter & Gamble Co.	4,668,710
124,930	[1]	Wal-Mart Stores, Inc.	6,206,523
		TOTAL	16,652,066
		Energy – 8.2%
57,960		BP PLC, ADR	3,281,695
68,460		Chevron Corp.	5,239,928
118,105		ConocoPhillips	5,926,509
22,275		Diamond Offshore Drilling, Inc.	2,121,694
66,595		ENI S.p.A, ADR	3,301,780
271,160		El Paso Corp.	2,660,080
33,890		EnCana Corp.	1,877,167
130,515		Exxon Mobil Corp.	9,354,010
15,790		Murphy Oil Corp.	965,401
8,305		Occidental Petroleum Corp.	630,183
36,590		Royal Dutch Shell PLC	2,173,812
25,520		Santos Ltd., ADR	1,387,522
14,645		Sasol Ltd., ADR	547,577
28,590		Technip SA	1,811,176
29,035		Tenaris SA, ADR	1,034,227
Annual Shareholder Report

70,630	Total SA, ADR	4,242,744
	TOTAL	46,555,505
	Financials – 7.6%
87,585	Ace, Ltd.	4,498,366
52,915	Aflac, Inc.	2,195,443
47,250	American Financial Group, Inc., Ohio	1,162,350
27,105	Aspen Insurance Holdings Ltd.	699,309
81,445	Assurant, Inc.	2,437,649
40,750	Axis Capital Holdings Ltd.	1,177,267
428,975	Bank of America Corp.	6,254,455
95,195	Chubb Corp.	4,618,861
260,645	Citigroup, Inc.	1,066,038
7,010	Everest Re Group Ltd.	613,305
108,050	JPMorgan Chase & Co.	4,513,248
76,850	Morgan Stanley	2,468,422
21,150	NYSE Euronext	546,728
16,345	PartnerRe Ltd.	1,250,066
117,030	The Travelers Cos, Inc.	5,826,924
45,440	Validus Holdings Ltd.	1,149,632
101,440	Wells Fargo & Co.	2,791,629
	TOTAL	43,269,692
	Health Care – 4.3%
12,055	Abbott Laboratories	609,621
10,885	Baxter International, Inc.	588,443
24,945	Bayer AG, ADR	1,726,194
135,550	Bristol-Myers Squibb Co.	2,954,990
127,145	Johnson & Johnson	7,507,912
16,065	Medtronic, Inc.	573,521
114,475	Merck & Co., Inc.	3,540,712
80,615	PDL BioPharma, Inc.	677,972
373,915	Pfizer, Inc.	6,367,773
	TOTAL	24,547,138
	Industrials – 4.2%
15,245	Boeing Co.	728,711
18,035	CSX Corp.	760,716
16,460	Cooper Industries PLC	636,838
35,725	Dover Corp.	1,346,118
Annual Shareholder Report

30,445	General Dynamics Corp.	1,908,902
617,355	General Electric Co.	8,803,482
16,090	Honeywell International, Inc.	577,470
49,480	ITT Corp.	2,508,636
2,220	Mitsui & Co., ADR	580,108
13,060	Norfolk Southern Corp.	608,857
79,770	Tyco International Ltd.	2,676,283
9,715	Union Pacific Corp.	535,685
10,910	United Parcel Service, Inc.	585,649
31,225	United Technologies Corp.	1,918,776
	TOTAL	24,176,231
	Information Technology – 3.9%
58,180	Harris Corp.	2,427,270
98,055	Intel Corp.	1,873,831
53,305	International Business Machines Corp.	6,429,116
45,630	Intersil Holding Corp.	572,657
56,200	Linear Technology Corp.	1,454,456
92,500	Microchip Technology, Inc.	2,216,300
114,645	Microsoft Corp.	3,179,106
87,665	National Semiconductor Corp.	1,134,385
85,580	Siliconware Precision Industries Company — ADR	575,953
80,765	Texas Instruments, Inc.	1,893,939
77,250	Xerox Corp.	580,920
	TOTAL	22,337,933
	Materials – 1.3%
15,215	Air Products & Chemicals, Inc.	1,173,533
21,985	Bemis Co., Inc.	567,873
22,325	Du Pont (E.I.) de Nemours & Co.	710,381
13,615	Nucor Corp.	542,558
22,640	PPG Industries, Inc.	1,277,575
12,590	Rio Tinto PLC, ADR	2,241,398
23,680	Sensient Technologies Corp.	598,867
	TOTAL	7,112,185
	Telecommunication Services – 2.6%
241,890	AT&T, Inc.	6,209,316
131,800	BCE, Inc.	3,160,564
22,670	CenturyTel, Inc.	735,868
Annual Shareholder Report

24,550	France Telecommunications, ADR	619,151
188,325	Qwest Communications International, Inc.	676,087
23,080	TELUS Corp.	682,014
121,690	Vodafone Group PLC, ADR	2,700,301
	TOTAL	14,783,301
	Utilities – 1.3%
88,815	CMS Energy Corp.	1,181,239
60,555	Exelon Corp.	2,843,663
18,595	NSTAR	575,515
19,420	PPL Corp.	571,725
73,250	Public Service Enterprises Group, Inc.	2,182,850
	TOTAL	7,354,992
	TOTAL COMMON STOCKS (IDENTIFIED COST $208,408,395)	221,270,287
	MUNICIPAL BONDS – 58.1%
	Alabama – 0.4%
$1,050,000	Courtland, AL IDB, (International Paper Co.), PCR Refunding Bonds (Series 2005A), 5.000%, 06/01/2025	949,526
1,370,000	Montgomery, AL BMC Special Care Facilities Finance Authority, (Health Care Authority for Baptist Health, AL), Refunding Revenue Bonds (Series 2004-C), 5.125%, 11/15/2024	1,320,570
	TOTAL	2,270,096
	Alaska – 0.2%
1,000,000	Alaska Municipal Bond Bank, Revenue Bonds, 5.250%, (National Public Finance Guarantee Corporation INS), 12/01/2022	1,038,440
	Arizona – 2.3%
4,315,000	Phoenix, AZ Civic Improvement Corp. — Airport System, Senior Lien Airport Revenue Refunding Bonds (Series 2008C), 5.000%, 07/01/2022	4,465,076
5,525,000	Phoenix, AZ Civic Improvement Corp. — Excise Tax, Excise Tax Revenue Bonds, 5.000%, (FGIC INS, National Public Finance Guarantee Corporation INS), 07/01/2030	5,570,747
2,000,000	Salt River Project, AZ Agricultural Improvement & Power District, Electric System Revenue Bonds (Series 2008A), 5.000%, 01/01/2028	2,120,920
669,000	Tempe, AZ IDA, (Friendship Village of Tempe), Senior Living Refunding Revenue Bonds (Series 2004A), 5.375%, 12/01/2013	669,254
	TOTAL	12,825,997
	Arkansas – 0.2%
1,000,000	Independence County, AR, (Entergy Arkansas, Inc.), PCR Refunding Bonds (Series 2005), 5.000%, 01/01/2021	969,960
Annual Shareholder Report

	California – 5.0%
$150,000	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (Series 2007F), 5.000%, 04/01/2024	159,295
570,000	California Health Facilities Financing Authority, Health Facility Revenue Bonds (Series 2004I), 4.95% TOBs (Catholic Healthcare West), Mandatory Tender 7/1/2014	600,022
100,000	California Infrastructure & Economic Development Bank, (Walt Disney Family Museum), Revenue Bonds (Series 2008), 5.000%, 02/01/2023	103,060
400,000	California State Department of Water Resources Power Supply Program, Revenue Bonds (Series 2008H), 5.000%, (FSA INS), 05/01/2022	421,044
1,470,000	California State, (California State Fiscal Recovery Fund), Refunding Economic Recovery Bonds (Series 2009A), 5.000%, 07/01/2018	1,536,150
300,000	California State, Refunding UT GO Bonds, 5.000%, 12/01/2017	314,961
3,000,000	California State, UT GO Bonds, 5.000%, 11/01/2022	3,024,990
315,000	California State, UT GO Bonds, 5.250%, 02/01/2019	326,800
250,000	California State, Various Purpose UT GO Bonds, 5.250%, 11/01/2018	262,660
900,000	California State, Various Purpose UT GO Bonds, 5.000%, 11/01/2021	922,338
3,000,000	California State, Various Purpose UT GO Bonds, 5.250%, 10/01/2020	3,130,710
300,000	California State, Various Purpose UT GO Bonds, 5.250%, 11/01/2019	312,897
1,100,000	California State, Various Purpose UT GO Bonds, 5.500%, 03/01/2026	1,133,264
3,000,000	California State, Various Purpose UT GO Bonds, 6.000%, 04/01/2038	3,179,100
100,000	California Statewide Communities Development Authority, (Daughters of Charity Health System), Revenue Bonds (Series 2005A), 5.250%, 07/01/2035	87,402
100,000	California Statewide Communities Development Authority, (Front Porch at Walnut Village), Revenue Bonds (Series 2007A), 5.125%, 04/01/2037	81,955
1,000,000	Chula Vista, CA, (San Diego Gas & Electric Co.), Industrial Development Refunding Revenue Bonds (Series 2004-B), 5.875%, 02/15/2034	1,078,590
500,000	Chula Vista, CA, (San Diego Gas & Electric Co.), Industrial Development Refunding Revenue Bonds (Series 2004-D), 5.875%, 01/01/2034	539,295
300,000	Eastern Municipal Water District of Riverside County, CA, Water & Sewer Revenue Fixed Rate COPs (Series 2008H), 5.000%, 07/01/2026	312,399
860,000	Glendale, CA Unified School District, UT GO Bonds (Series 2003F), 5.000%, (National Public Finance Guarantee Corporation INS), 09/01/2023	893,084
50,000	Irvine, CA Assessment District No. 04-20, Special Assessment Bonds (Group One), 5.000%, 09/02/2030	41,650
300,000	Los Angeles, CA Community College District, GO Bonds (2001 Election 2008 Series E-1), 5.000%, 08/01/2033	307,458
Annual Shareholder Report

$1,390,000		Los Angeles, CA Unified School District, UT GO Bonds (Series 2009D), 5.000%, 01/01/2034	1,405,846
200,000	[2]	Regents of the University of California Medical Center, LIBOR Floating Rate Index Bonds (Series 2007C-2), (National Public Finance Guarantee Corporation INS), 1.035%, 05/15/2043	130,700
150,000		Regents of University of California, General Revenue Bonds (Series 2008L), 5.000%, 05/15/2025	159,039
5,000,000		Regents of University of California, General Revenue Bonds (Series 2009O), 5.750%, 05/15/2029	5,616,550
50,000		Roseville, CA Natural Gas Financing Authority, Gas Revenue Bonds (Series 2007), 5.000%, 02/15/2028	45,606
1,000,000		Trustees of the California State University, Revenue Bonds (Series A), 5.125%, (AMBAC INS), 11/01/2026	1,015,970
1,545,000		Yucaipa Valley Water District, CA, Water System Revenue COPs (Series 2004A), 5.250%, (National Public Finance Guarantee Corporation INS), 09/01/2023	1,581,277
		TOTAL	28,724,112
		Colorado – 1.2%
1,500,000		Colorado Educational & Cultural Facilities Authority, (Peak to Peak Charter School Project), Refunding Revenue Bonds, 5.250%, (Syncora Guarantee, Inc. INS), 08/15/2019	1,534,080
710,000		Colorado Health Facilities Authority, (Evangelical Lutheran Good Samaritan Society), Health Facilities Revenue Bonds (Series 2004A), 5.250%, 06/01/2034	666,207
495,000		Colorado Health Facilities Authority, (Evangelical Lutheran Good Samaritan Society), Health Facilities Revenue Bonds (Series 2005), 5.250%, 06/01/2023	494,025
1,590,000		Colorado State Higher Education Capital Construction Lease Purchase Financing Program, COPs (Series 2008), 5.500%, 11/01/2027	1,680,105
1,250,000		Conservatory Metropolitan District, CO, LT GO Bonds, 6.750%, (United States Treasury PRF 12/1/2013@102), 12/01/2034	1,519,025
1,000,000		Denver, CO Health & Hospital Authority, Revenue Bonds, 6.250%, (United States Treasury PRF 12/1/2014@100), 12/01/2033	1,201,160
		TOTAL	7,094,602
		Connecticut – 0.2%
1,100,000		Connecticut State, UT GO Bonds (Series 2009A), 5.000%, 02/15/2029	1,193,489
		District of Columbia – 1.3%
1,000,000		District of Columbia Water & Sewer Authority, Public Utility Subordinated Lien Refunding Revenue Bonds (Series 2008A), 5.000%, (Assured Guaranty Corp. INS), 10/01/2023	1,057,980
5,000,000		District of Columbia, UT GO Bonds (Series 2004A), 5.000%, (FSA INS), 06/01/2025	5,208,800
Annual Shareholder Report

$1,000,000	Washington Metropolitan Area Transit Authority, Gross Revenue Transit Bonds (Series 2009A), 5.125%, 07/01/2032	1,045,310
	TOTAL	7,312,090
	Florida – 3.5%
1,265,000	Broward County, FL Airport System, Airport System Refunding Revenue Bonds (Series 2009O), 5.375%, 10/01/2029	1,288,807
640,000	East Homestead, FL Community Development District, Special Assessment Revenue Bonds (Series 2005), 5.450%, 05/01/2036	470,874
2,275,000	Florida State Department of Children & Families, (Florida State), (South Florida Evaluation Treatment Center) COPs, 5.000%, 10/01/2020	2,373,917
3,000,000	Florida State Education System, Facilities Revenue Bonds (Series 2005A), 5.000%, (National Public Finance Guarantee Corporation INS), 05/01/2027	3,019,860
1,100,000	Miami-Dade County, FL Aviation, Revenue Bonds (Series 2008B), 5.000%, (Assured Guaranty Corp. INS), 10/01/2023	1,155,671
380,000	Orlando, FL Urban Community Development District, Capital Improvement Revenue Bonds, 6.000%, 5/01/2020	325,231
5,000,000	Orlando, FL Utilities Commission, Utility System Revenue Bonds (Series 2009A), 5.250%, 10/01/2039	5,281,200
3,000,000	Palm Beach County, FL, Public Improvement Revenue Bonds (Series 2008-2), 5.375%, 11/01/2028	3,236,310
1,705,000	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2006), 5.400%, 5/01/2037	1,089,563
1,500,000	Volusia County, FL Education Facility Authority, (Embry-Riddle Aeronautical University, Inc.), Educational Facilities Refunding Revenue Bonds (Series 2005), 5.000%, (Radian Asset Assurance, Inc. INS), 10/15/2025	1,389,390
485,000	Winter Garden Village at Fowler Groves Community Development District, FL, Special Assessment Bonds (Series 2006), 5.650%, 5/01/2037	418,157
	TOTAL	20,048,980
	Georgia – 1.6%
5,000,000	Athens-Clarke County, GA Water & Sewerage, Revenue Bonds (Series 2008), 5.625%, 01/01/2028	5,581,650
3,000,000	Atlanta, GA Water & Wastewater, Revenue Bonds (Series 2009A), 6.250%, 11/01/2034	3,190,320
615,000	Atlanta, GA, (Eastside Tax Allocation District), Tax Allocation Bonds (Series 2005B), 5.600%, 01/01/2030	535,794
	TOTAL	9,307,764
	Guam – 0.1%
565,000	Guam Government LO (Section 30), Bonds (Series 2009A), 5.625%, 12/01/2029	568,644
Annual Shareholder Report

	Hawaii – 0.2%
$1,250,000	Hawaii State Department of Budget & Finance, (Hawaiian Electric Co., Inc.), Special Purpose Revenue Bonds (Series 2009), 6.500%, 07/01/2039	1,330,113
	Illinois – 1.3%
2,615,000	Chicago, IL Housing Authority Capital Program, Refunding Revenue Bonds, 5.000%, (FSA INS), 07/01/2017	2,809,373
1,180,000	Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2005A), 5.250%, (National Public Finance Guarantee Corporation INS), 01/01/2026	1,221,359
1,000,000	Chicago, IL Park District, LT GO Bonds (Series 2004A), 5.000%, (AMBAC INS), 01/01/2026	1,031,400
415,000	DuPage County, IL, (Naperville Campus LLC), Special Tax Bonds (Series 2006), 5.625%, 03/01/2036	299,294
1,000,000	Illinois Finance Authority, (Friendship Village of Schaumburg), Revenue Bonds (Series 2005A), 5.625%, 02/15/2037	791,080
875,000	Illinois Finance Authority, (Landing at Plymouth Place), Revenue Bonds (Series 2005A), 6.000%, 05/15/2025	750,680
625,000	Illinois Finance Authority, (Landing at Plymouth Place), Revenue Bonds (Series 2005A), 6.000%, 05/15/2037	490,150
	TOTAL	7,393,336
	Indiana – 0.7%
2,500,000	Indiana Health & Educational Facility Financing Authority, (Baptist Homes of Indiana), Revenue Bonds (Series 2005), 5.250%, 11/15/2035	2,146,225
2,500,000	St. Joseph County, IN Hospital Authority, (Madison Center Obligated Group), Health Facilities Revenue Bonds (Series 2005), 5.375%, 02/15/2034	1,965,425
	TOTAL	4,111,650
	Iowa – 0.2%
2,035,000	Iowa Finance Authority, (Deerfield Retirement Community, Inc.), Senior Living Facility Refunding Revenue Bonds (Series 2007A), 5.500%, 11/15/2037	1,331,032
	Kansas – 0.5%
2,605,000	Kansas State Development Finance Authority, (Adventist Health System/Sunbelt Obligated Group), Hospital Revenue Bonds (Series 2009D), 5.000%, 11/15/2029	2,578,924
	Louisiana – 0.7%
1,000,000	St. John the Baptist Parish, LA, (Marathon Oil Corp.), Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.350%, 12/01/2013	994,160
3,000,000	St. John the Baptist Parish, LA, (Marathon Oil Corp.), Revenue Bonds (Series 2007A), 5.125%, 06/01/2037	2,713,290
	TOTAL	3,707,450
Annual Shareholder Report

	Maryland – 0.1%
$500,000	Maryland State IDFA, (Our Lady of Good Counsel High School), EDRBs (Series 2005A), 6.000%, 05/01/2035	437,720
	Massachusetts – 1.7%
4,000,000	Commonwealth of Massachusetts, UT GO Bonds (Series 2009A), 5.000%, 03/01/2034	4,153,960
5,000,000	Massachusetts Bay Transportation Authority General Transportation System, Assessment Bonds (Series 2008A), 5.250%, 07/01/2034	5,329,250
	TOTAL	9,483,210
	Michigan – 2.0%
5,000,000	Detroit, MI City School District, UT GO Bonds (Series 2005A), 5.000%, (FSA INS), 05/01/2017	5,224,700
4,370,000	Detroit, MI, UT GO Bonds (Series 2008-A), 5.000%, (Assured Guaranty Corp. INS), 04/01/2024	4,125,105
1,000,000	Michigan State Hospital Finance Authority, (Oakwood Obligated Group), Revenue Bonds, 5.500%, 11/01/2013	1,040,820
1,000,000	Riverview, MI Community School District, Refunding UT GO Bonds, 5.000%, (Q-SBLF GTD), 05/01/2021	1,052,780
	TOTAL	11,443,405
	Mississippi – 0.2%
900,000	Mississippi Hospital Equipment & Facilities Authority, (Southwest Mississippi Regional Medical Center), Refunding & Improvement Revenue Bonds, 5.750%, 04/01/2023	857,115
	Missouri – 0.6%
1,500,000	Missouri Development Finance Board, (Branson, MO), Infrastructure Facilities Revenue Bonds (Series 2004A), 5.250%, 12/01/2019	1,510,860
2,000,000	Missouri State HEFA, (BJC Health System, MO), Health Facilities Revenue Bonds, 5.250%, 05/15/2018	2,079,740
	TOTAL	3,590,600
	Nevada – 1.2%
3,585,000	Clark County, NV School District, LT GO School Bonds (2007C), 5.000%, 06/15/2025	3,693,375
500,000	Clark County, NV, (Summerlin-Mesa SID No. 151), Special Assessment Revenue Bonds (Series 2005), 5.000%, 08/01/2025	329,485
2,000,000	Clark County, NV, IDRBs (Series 2003C), 5.45% TOBs (Southwest Gas Corp.), Mandatory Tender 3/1/2013	2,046,300
245,000	Henderson, NV, (Falls at Lake Las Vegas LID No. T-16), LID No. T-16 LT Obligation Improvement Bonds, 5.100%, 03/01/2022	110,000
580,000	Henderson, NV, (Falls at Lake Las Vegas LID No. T-16), LID No. T-16 LT Obligation Improvement Bonds, 5.125%, 03/01/2025	260,124
Annual Shareholder Report

$655,000		Las Vegas Valley, NV Water District, Refunding LT GO Bonds (Series 2003B), 5.000%, (National Public Finance Guarantee Corporation INS), 06/01/2027	664,687
		TOTAL	7,103,971
		New Jersey – 1.2%
2,225,000		New Jersey EDA, (New Jersey State), School Facilities Construction Bonds (Series 2008Y), 5.000%, 09/01/2019	2,435,952
1,000,000		New Jersey EDA, (Winchester Gardens at Ward Homestead), First Mortgage Refunding Revenue Bonds (Series 2004A), 4.800%, 11/01/2013	1,010,260
3,050,000		Tobacco Settlement Financing Corp., NJ, Revenue Bonds, 7.000%, (United States Treasury PRF 6/1/2013@100), 06/01/2041	3,617,026
		TOTAL	7,063,238
		New Mexico – 0.5%
2,000,000		Albuquerque Bernalillo County, NM Water Utility Authority, Joint Water & Sewer System Improvement Revenue Bonds (Series 2009A-1), 5.250%, 07/01/2034	2,100,420
500,000	[3,4]	Jicarilla, NM Apache Nation, Revenue Bonds, 5.500%, 09/01/2023	520,380
		TOTAL	2,620,800
		New York – 6.0%
500,000		Dutchess County, NY IDA, (St. Francis Hospital and Health Centers), Civic Facility Revenue Bonds (Series 2004B), 7.500%, 03/01/2029	486,040
200,000		Long Island Power Authority, NY, Electric System Revenue Bonds (Series C), 5.000%, 09/01/2022	204,678
4,000,000	[2]	New York City, NY IDA, (Yankee Stadium LLC), CPI PILOT Revenue Bonds (Series 2006), (FGIC INS), 0.000%, 03/01/2021	2,741,560
665,000		New York City, NY Municipal Water Finance Authority, Water & Sewer System Revenue Bonds (Series 2009A), 5.750%, 06/15/2040	733,389
5,000,000		New York City, NY Municipal Water Finance Authority, Water & Sewer System Second General Resolution Revenue Bonds (Series Fiscal 2009EE), 5.250%, 06/15/2040	5,274,450
2,000,000		New York City, NY Transitional Finance Authority, Building Aid Revenue Bonds (Series 2009 S-5), 5.000%, 01/15/2031	2,063,920
1,000,000		New York City, NY Transitional Finance Authority, Future Tax Secured Bonds (2003 Series C), 5.250%, (AMBAC INS), 08/01/2022	1,038,060
40,000		New York City, NY, UT GO Bonds (Fiscal 2003 Series J), 5.500%, 06/01/2023	41,672
350,000		New York City, NY, UT GO Bonds (Fiscal 2004 Series D), 5.250%, 10/15/2020	366,138
800,000		New York City, NY, UT GO Bonds (Fiscal 2004 Series I), 5.000%, 08/01/2019	839,952
1,500,000		New York City, NY, UT GO Bonds (Fiscal 2005 Series C), 5.250%, 08/15/2024	1,563,000
Annual Shareholder Report

$1,000,000	New York City, NY, UT GO Bonds (Fiscal 2005 Series D), 5.000%, 11/01/2025	1,030,750
2,215,000	New York City, NY, UT GO Bonds (Fiscal 2006 Series E-1), 5.000%, 08/01/2023	2,299,990
5,000,000	New York City, NY, UT GO Bonds (Series 2009E-1), 5.250%, 10/15/2017	5,604,250
2,500,000	New York State Thruway Authority, (New York State Personal Income Tax Revenue Bond Fund), Revenue Bonds (Series 2007A), 5.250%, 03/15/2026	2,716,250
500,000	Tobacco Settlement Financing Corp., NY, (New York State), Asset-Backed Revenue Bonds (Series 2003A-1), 5.500%, 06/01/2018	523,695
900,000	Tobacco Settlement Financing Corp., NY, (New York State), Revenue Bonds (Series 2003C-1), 5.500%, 06/01/2018	942,651
500,000	Tobacco Settlement Financing Corp., NY, (New York State), Revenue Bonds (Series 2003C-1), 5.500%, 06/01/2022	524,380
5,000,000	Triborough Bridge & Tunnel Authority, NY, General Revenue Bonds (Series 2009A-2), 5.000%, 11/15/2029	5,290,550
	TOTAL	34,285,375
	North Carolina – 2.3%
6,500,000	Johnston Memorial Hospital Authority, NC, (Johnston Memorial Hospital), FHA Insured Mortgage Revenue Bonds (Series 2008), 5.250%, (FSA INS), 10/01/2024	6,768,905
1,750,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds (Series 2009C), 5.000%, 01/01/2026	1,782,095
1,000,000	North Carolina Medical Care Commission, (Arc of North Carolina Projects), Health Care Housing Revenue Bonds (Series 2004A), 5.800%, 10/01/2034	953,160
2,000,000	North Carolina Medical Care Commission, (Pennybyrn at Maryfield), Healthcare Facilities Revenue Bonds (Series 2005A), 5.650%, 10/01/2025	1,580,120
625,000	North Carolina Municipal Power Agency No. 1, Electric Refunding Revenue Bonds (Series 2009A), 5.000%, 01/01/2030	630,450
1,535,000	North Carolina Municipal Power Agency No. 1, Revenue Bonds (Series 2008C), 5.250%, 01/01/2020	1,659,734
	TOTAL	13,374,464
	Ohio – 2.4%
2,850,000	American Municipal Power-Ohio, Inc., Prairie State Energy Campus Project Revenue Bonds (Series 2008A), 5.000%, 02/15/2016	3,132,264
3,680,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.500%, 06/01/2047	2,964,534
220,000	Cleveland-Cuyahoga County, OH Port Authority, (Port of Cleveland Bond Fund), Development Revenue Bonds (Series 2005B), 5.125%, 05/15/2025	179,758
Annual Shareholder Report

$2,545,000	Ohio State Air Quality Development Authority, (FirstEnergy Generation Corp.), 5.700%, 08/01/2020	2,650,694
1,000,000	Ohio State Air Quality Development Authority, Environmental Improvement Refunding Revenue Bonds (Series 1995), 5.00% TOBs (Marathon Oil Corp.), Mandatory Tender 11/1/2011	1,052,370
1,000,000	Ohio State Higher Educational Facility Commission, (Mount Union College), Revenue Bonds, 5.250%, 10/01/2026	1,029,150
2,000,000	Ohio State University, General Receipts Bonds (2008A), 5.000%, 12/01/2028	2,121,300
375,000	Toledo-Lucas County, OH Port Authority, (Crocker Park Public Improvement Project), Special Assessment Revenue Bonds, 5.250%, 12/01/2023	334,380
400,000	Toledo-Lucas County, OH Port Authority, (CSX Corp.), Revenue Bonds, 6.450%, 12/15/2021	445,744
	TOTAL	13,910,194
	Pennsylvania – 2.8%
300,000	Allegheny County, PA Higher Education Building Authority, (Chatham College), Revenue Bonds (Series 2002B), 5.250%, 11/15/2016	300,243
1,300,000	Allegheny County, PA IDA, (United States Steel Corp.), Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.500%, 11/01/2016	1,247,506
85,000	Allegheny County, PA IDA, Revenue Bonds (Series 2002B), 5.000%, (National Public Finance Guarantee Corporation INS), 11/01/2022	86,420
2,000,000	Allegheny County, PA, UT GO Bonds (Series C-61), 5.000%, (Assured Guaranty Corp. INS), 12/01/2022	2,175,680
1,500,000	Pennsylvania State Higher Education Facilities Authority, (Carnegie Mellon University), Revenue Bonds (Series 2009), 5.000%, 08/01/2021	1,640,340
250,000	Pennsylvania State Higher Education Facilities Authority, (Dickinson College), Revenue Bonds (Series 2003AA1), 5.000%, (Radian Asset Assurance, Inc. INS), 11/01/2026	234,730
500,000	Pennsylvania State Higher Education Facilities Authority, (Messiah College), Revenue Bonds (Series AA), 5.500%, (Radian Asset Assurance, Inc. INS), 11/01/2022	504,640
500,000	Pennsylvania State Higher Education Facilities Authority, (UPMC Health System), Health System Revenue Bonds (Series A), 6.250%, 01/15/2018	517,930
1,000,000	Pennsylvania State Higher Education Facilities Authority, (UPMC Health System), Revenue Bonds (Series 2001A), 6.000%, 01/15/2022	1,028,990
500,000	Pennsylvania State Higher Education Facilities Authority, (UPMC Health System), Revenue Bonds, Series A, 6.000%, 01/15/2031	516,050
3,000,000	Pennsylvania State Turnpike Commission, Turnpike Subordinate Revenue Bonds (Series 2009D), 5.500%, 12/01/2041	3,074,520
Annual Shareholder Report

$500,000	Philadelphia Authority for Industrial Development, (PresbyHomes Germantown/Morrisville), Senior Living Revenue Bonds (Series 2005A), 5.625%, 07/01/2035	398,105
4,000,000	Philadelphia, PA Water & Wastewater System, Water and Wastewater Revenue Bonds (Series 2009A), 5.250%, 01/01/2032	4,037,360
	TOTAL	15,762,514
	Puerto Rico – 0.6%
3,000,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue Bonds (First Subordinate Series 2009A), 6.000%, 08/01/2042	3,141,750
	South Carolina – 1.1%
2,200,000	Georgetown County, SC Environmental Improvements, (International Paper Co.), Refunding Revenue Bonds, 5.700%, 04/01/2014	2,279,684
810,000	Lancaster County, SC, (Sun City Carolina Lakes Improvement District), Assessment Revenue Bonds (Series 2006), 5.450%, 12/01/2037	615,778
60,000	South Carolina Jobs-EDA, (Bon Secours Health System), EDRBs, Series 2002A, 5.500%, (United States Treasury PRF 11/15/2012@100), 11/15/2023	67,587
325,000	South Carolina Jobs-EDA, (Bon Secours Health System), Health System Revenue Bonds (Series A), 5.625%, (United States Treasury PRF 11/15/2012@100), 11/15/2030	367,305
2,500,000	South Carolina State Public Service Authority (Santee Cooper), Revenue Obligations (Series 2008A), 5.500%, 01/01/2038	2,670,475
	TOTAL	6,000,829
	South Dakota – 0.7%
4,020,000	Educational Enhancement Funding Corp., SD, Tobacco Revenue Bonds (Series 2002B), 6.500%, 06/01/2032	3,881,511
	Texas – 7.2%
1,545,000	Bexar County, Health Facilities Development Corp., (Army Retirement Residence Foundation), Refunding Revenue Bonds (Series 2007), 5.000%, 07/01/2033	1,265,170
5,000,000	Dallas, TX Area Rapid Transit, Senior Lien Sales Tax Revenue Bonds, 5.250%, 12/01/2038	5,269,300
1,000,000	Decatur, TX Hospital Authority, (Wise Regional Health System), Hospital Revenue Bonds (Series 2004A), 7.125%, 09/01/2034	966,940
3,570,000	Harris County, TX Cultural Education Facilities Finance Corp., (Methodist Hospital, Harris County, TX), Revenue Bonds (Series 2008B), 5.250%, 12/01/2016	3,898,083
1,000,000	Harris County, TX, Refunding Sr. Lien Toll Road Revenue Bonds, 5.000%, (National Public Finance Guarantee Corporation INS), 08/15/2027	1,029,520
1,250,000	Houston, TX Airport System, Senior Lien Refunding Revenue Bonds (Series 2009A), 5.000%, 07/01/2019	1,346,925
Annual Shareholder Report

$7,025,000	LaVernia, TX ISD, Refunding School Building UT GO Bonds, 5.000%, (PSFG GTD), 08/15/2037	7,232,237
2,000,000	Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), Refunding Revenue Bonds (Series 2008), 5.250%, (Berkshire Hathaway Assurance Corp. INS), 05/15/2028	2,128,700
1,000,000	Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), Refunding Revenue Bonds (Series 2008), 5.750%, 05/15/2023	1,065,730
1,000,000	Lower Colorado River Authority, TX, Transmission Contract Refunding Revenue Bonds (Series 2003C), 5.250%, (AMBAC INS), 05/15/2018	1,062,740
500,000	North Central Texas HFDC, (Children's Medical Center of Dallas), Hospital Revenue Refunding Bonds (Series 2002), 5.250%, (AMBAC INS), 08/15/2022	513,255
750,000	Port of Corpus Christi, TX IDC, (Valero Energy Corp.), Revenue Refunding Bonds (Series C), 5.400%, 04/01/2018	740,347
500,000	Sabine River Authority, TX, (Southwestern Electric Power Co.), PCR Refunding Bonds (Series 2006), 4.950%, (National Public Finance Guarantee Corporation INS), 03/01/2018	504,350
250,000	Sabine River Authority, TX, (Texas Competitive Electric Holdings Co. LLC), PCR Refunding Bonds (Series 2003B), 6.150%, 08/01/2022	129,318
2,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp., (Air Force Village), Retirement Facility Revenue Bonds (Series 2007), 5.125%, 05/15/2037	1,647,320
3,880,000	Texas State Department of Housing & Community Affairs, Residential Mortgage Revenue Bonds (Series 2009A), 5.300%, 07/01/2034	3,948,792
2,425,000	Texas State Transportation Commission, (Texas State), Mobility Fund Bonds (Series 2005A), 5.000%, 04/01/2026	2,556,532
5,675,000	Texas State, Water Financial Assistance UT GO Bonds (Series 2004C&D), 5.000%, 08/01/2027	5,945,584
	TOTAL	41,250,843
	Virginia – 1.1%
4,485,000	Tobacco Settlement Financing Corp., VA, Revenue Bonds, 5.625%, (United States Agency PRF 6/1/2015@100), 06/01/2037	5,204,529
1,170,000	Virginia Peninsula Port Authority, (Brinks Co. (The)), Coal Terminal Refunding Revenue Bonds (Series 2003), 6.000%, 04/01/2033	1,192,616
	TOTAL	6,397,145
	Washington – 3.3%
1,160,000	Energy Northwest, WA, Wind Project Revenue Bonds, 5.000%, (AMBAC INS), 07/01/2023	1,175,532
3,650,000	Port of Tacoma, WA, LT GO Bonds (Series 2008A), 5.000%, (FSA INS), 12/01/2030	3,786,547
500,000	Skagit County, WA Public Hospital District No. 1, (Skagit Valley Hospital), Refunding Revenue Bonds (Series 2003), 6.000%, 12/01/2018	506,460
Annual Shareholder Report

$1,000,000	Skagit County, WA Public Hospital District No. 1, (Skagit Valley Hospital), UT GO Bonds (Series 2004), 5.500%, (National Public Finance Guarantee Corporation INS), 12/01/2023	1,033,030
820,000	Tacoma, WA Water, Refunding Revenue Bonds, 5.000%, (FSA INS), 12/01/2023	850,242
500,000	Tacoma, WA Water, Refunding Revenue Bonds, 5.000%, (FSA INS), 12/01/2022	521,985
5,000,000	Washington State Health Care Facilities Authority, (Highline Medical Center), FHA Insured Mortgage Revenue Bonds (Series 2008), 6.250%, (FHA INS), 08/01/2036	5,383,150
5,000,000	Washington State, UT GO Bonds (Series 2009C), 5.000%, 02/01/2022	5,507,150
	TOTAL	18,764,096
	West Virginia – 0.6%
1,000,000	Ohio County, WV County Commission, (Fort Henry Centre Tax Increment Financing District No. 1), Tax Increment Revenue Bonds (Series 2005A), 5.625%, 06/01/2034	876,660
2,900,000	Pleasants County, WV County Commission, (Allegheny Energy Supply Company LLC), PCR Revenue Refunding Bonds (Series 2007F), 5.250%, 10/15/2037	2,661,823
	TOTAL	3,538,483
	Wisconsin – 2.4%
2,780,000	Badger, WI Tobacco Asset Securitization Corp., Asset-Backed Revenue Bonds, 6.125%, (United States Treasury and Agency PRF), 06/01/2027	3,035,510
4,665,000	Wisconsin State General Fund Appropriation, (Wisconsin State), Revenue Bonds (Series 2009A), 5.750%, 05/01/2033	5,029,523
160,000	Wisconsin State HEFA, (Blood Center of Wisconsin, Inc.), Revenue Bonds (Series 2004), 5.750%, 06/01/2034	161,851
250,000	Wisconsin State HEFA, (Southwest Health Center), Revenue Bonds (Series 2004A), 6.250%, 04/01/2034	206,333
5,000,000	Wisconsin State, UT GO Bonds (Series 2003C), 5.000%, 05/01/2024	5,217,350
	TOTAL	13,650,567
	Wyoming – 0.5%
2,800,000	Sweetwater County, WY PCRB, (Idaho Power Co.), PCR Refunding Bonds (Series 2006), 5.250%, 07/15/2026	2,897,720
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $329,794,586)	331,262,229
	Short-Term Municipals – 2.5%;5
	New Hampshire – 0.2%
1,170,000	New Hampshire Higher Educational & Health Facilities Authority, (Series 2001A) Weekly VRDNs (Dartmouth-Hitchcock Obligated Group), (FSA INS), 0.300%, 11/5/2009	1,170,000
Annual Shareholder Report

	New York – 0.3%
$1,850,000	New York City, NY, (Fiscal 2008 Subseries L-5) Daily VRDNs, (Dexia Credit Local LIQ), 0.240%, 11/2/2009	1,850,000
	Ohio – 0.7%
4,000,000	Franklin County, OH Hospital Facility Authority, (Series 2008E) Weekly VRDNs (Nationwide Children's Hospital), (JPMorgan Chase Bank, N.A. LIQ), 0.200%, 11/5/2009	4,000,000
	Pennsylvania – 1.3%
6,060,000	Philadelphia, PA Authority for Industrial Development, (Series 2007A) Daily VRDNs (Fox Chase Cancer Center), (Citizens Bank of Pennsylvania LOC), 0.350%, 11/2/2009	6,060,000
1,400,000	Philadelphia, PA Hospitals & Higher Education Facilities Authority, (Series 2005A) Daily VRDNs (Children's Hospital of Philadelphia), (Bank of America N.A. LIQ), 0.180%, 11/2/2009	1,400,000
	TOTAL	7,460,000
	TOTAL SHORT-TERM MUNICIPALS (AT COST)	14,480,000
	TOTAL INVESTMENTS — 99.4% (IDENTIFIED COST $552,682,981)[6]	567,012,516
	OTHER ASSETS AND LIABILITIES - NET — 0.6%[7]	3,230,463
	TOTAL NET ASSETS — 100%	$570,242,979

On October 31, 2009, the fund held no securities that were subject to the federal alternative minimum tax (AMT).

1	Non-income producing security.
2	Denotes variable rate and floating rate obligations for which the current rate is shown.
3	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2009, these restricted securities amounted to $520,380, which represented 0.1% of total net assets.
4	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At October 31, 2009, these liquid restricted securities amounted to $520,380, which represented 0.1% of total net assets.
5	Current rate and next reset date shown for Variable Rate Demand Notes.
6	The cost of investments for federal tax purposes amounts to $553,988,351.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2009.

Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$177,855,429	$ —	$ —	$177,855,429
International	43,414,858	—	—	43,414,858
Debt Securities:
Municipal Bonds	—	331,262,229	—	331,262,229
Short-Term Municipals	—	14,480,000	—	14,480,000
TOTAL SECURITIES	$221,270,287	$345,742,229	$ —	$567,012,516
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ADR	— American Depositary Receipt
AMBAC	— American Municipal Bond Assurance Corporation
COPs	— Certificates of Participation
EDRBs	— Economic Development Revenue Bonds
EDA	— Economic Development Authority
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FSA	— Financial Security Assurance
GO	— General Obligation
GTD	— Guaranteed
HEFA	— Health and Education Facilities Authority
HFDC	— Health Facility Development Corporation
IDA	— Industrial Development Authority
IDB	— Industrial Development Bond
IDC	— Industrial Development Corporation
IDFA	— Industrial Development Finance Authority
IDRBs	— Industrial Development Revenue Bonds
INS	— Insured
ISD	— Independent School District
LIBOR	— London Interbank Offered Rate
LID	— Local Improvement District
LIQ	— Liquidity Agreement
LO	— Limited Obligation
LOC	— Letter of Credit
LT	— Limited Tax
PCR	— Pollution Control Revenue
PCRB	— Pollution Control Revenue Bond
PRF	— Prerefunded
PSFG	— Permanent School Fund Guarantee
Q-SBLF	— Qualified State Bond Loan Fund
SID	— Special Improvement District
TOBs	— Tender Option Bonds
UT	— Unlimited Tax
VRDNs	— Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

October 31, 2009

Assets:
Total investments in securities, at value (identified cost $552,682,981)		$567,012,516
Cash		88,770
Income receivable		5,756,698
Receivable for investments sold		627,321
Receivable for shares sold		461,213
TOTAL ASSETS		573,946,518
Liabilities:
Payable for investments purchased	$2,069,797
Payable for shares redeemed	1,140,482
Payable for Directors'/Trustees' fees	2,041
Payable for distribution services fee (Note 5)	111,093
Payable for shareholder services fee (Note 5)	229,564
Accrued expenses	150,562
TOTAL LIABILITIES		3,703,539
Net assets for 57,346,150 shares outstanding		$570,242,979
Net Assets Consist of:
Paid-in capital		$663,428,181
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		14,329,514
Accumulated net realized loss on investments, foreign currency transactions, futures contracts and swap contracts		(108,098,035)
Undistributed net investment income		583,319
TOTAL NET ASSETS		$570,242,979
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($384,554,594 ÷ 38,666,643 shares outstanding), no par value, unlimited shares authorized	$9.95
Offering price per share (100/94.50 of $9.95)	$10.53
Redemption proceeds per share	$9.95
Class B Shares:
Net asset value per share ($55,826,361 ÷ 5,615,996 shares outstanding), no par value, unlimited shares authorized	$9.94
Offering price per share	$9.94
Redemption proceeds per share (94.50/100 of $9.94)	$9.39
Class C Shares:
Net asset value per share ($113,829,678 ÷ 11,451,461 shares outstanding), no par value, unlimited shares authorized	$9.94
Offering price per share	$9.94
Redemption proceeds per share (99.00/100 of $9.94)	$9.84
Class F Shares:
Net asset value per share ($16,032,346 ÷ 1,612,050 shares outstanding), no par value, unlimited shares authorized	$9.95
Offering price per share (100/99.00 of $9.95)	$10.05
Redemption proceeds per share (99.00/100 of $9.95)	$9.85

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended October 31, 2009

Investment Income:
Interest		$17,529,703
Dividends (net of foreign taxes withheld of $112,286)		8,313,225
TOTAL INCOME		25,842,928
Expenses:
Investment adviser fee (Note 5)	$5,636,977
Administrative personnel and services fee (Note 5)	437,632
Custodian fees	36,360
Transfer and dividend disbursing agent fees and expenses	392,192
Directors'/Trustees' fees	6,924
Auditing fees	25,300
Legal fees	4,910
Portfolio accounting fees	167,865
Distribution services fee — Class B Shares (Note 5)	415,954
Distribution services fee — Class C Shares (Note 5)	848,574
Shareholder services fee — Class A Shares (Note 5)	945,306
Shareholder services fee — Class B Shares (Note 5)	138,651
Shareholder services fee — Class C Shares (Note 5)	277,879
Shareholder services fee — Class F Shares (Note 5)	18,840
Account administration fee — Class A Shares	699
Account administration fee — Class C Shares	215
Account administration fee — Class F Shares	153
Share registration costs	35,009
Printing and postage	52,572
Insurance premiums	5,960
Miscellaneous	8,588
TOTAL EXPENSES	9,456,560
Annual Shareholder Report

Statement of Operations — continued
Waivers and Expense Reduction:
Waiver of investment adviser fee (Note 5)	$(2,546,354)
Waiver of administrative personnel and services fee (Note 5)	(8,658)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(103,107)
TOTAL WAIVERS AND EXPENSE REDUCTION		$(2,658,119)
Net expenses			$6,798,441
Net investment income			19,044,487
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(65,371,234)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			92,700,829
Net realized and unrealized gain on investments and foreign currency transactions			27,329,595
Change in net assets resulting from operations			$46,374,082

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended October 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$19,044,487	$24,795,820
Net realized loss on investments and foreign currency transactions	(65,371,234)	(39,982,913)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	92,700,829	(113,006,730)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	46,374,082	(128,193,823)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(13,713,590)	(18,297,770)
Class B Shares	(1,588,579)	(2,070,761)
Class C Shares	(3,247,895)	(4,474,350)
Class F Shares	(540,576)	(508,077)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	—	(16,606,423)
Class B Shares	—	(2,334,035)
Class C Shares	—	(5,144,128)
Class F Shares	—	(344,232)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(19,090,640)	(49,779,776)
Share Transactions:
Proceeds from sale of shares	84,433,383	106,195,090
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Stock and California Muni Fund	7,529,084	—
Net asset value of shares issued to shareholders in payment of distributions declared	16,339,448	42,785,891
Cost of shares redeemed	(164,730,604)	(233,839,011)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(56,428,689)	(84,858,030)
Change in net assets	(29,145,247)	(262,831,629)
Net Assets:
Beginning of period	599,388,226	862,219,855
End of period (including undistributed net investment income of $583,319 and $657,255, respectively)	$570,242,979	$599,388,226

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

October 31, 2009

1. ORGANIZATION

Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Muni and Stock Advantage Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide tax-advantaged income with a secondary objective of capital appreciation.

On March 27, 2009, the Fund received assets from Federated Stock and California Muni Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Federated Stock and California Muni Fund Net Assets Received	Unrealized Depreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
838,385	$7,529,084	$(849,128)	$535,404,080	$542,933,164
1	Unrealized Depreciation is included in the Federated Stock and California Muni Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.
Annual Shareholder Report

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Annual Shareholder Report

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Fund may enter into interest rate swap contracts to manage duration. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” on the Statement of Operations.

At October 31, 2009, the Fund had no outstanding swap contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be Annual Shareholder Report liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional Disclosure Related to Derivative Instruments

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$724

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	6,502,043	$60,323,072	6,125,306	$67,424,747
Shares issued in connection with the tax-free transfer of assets from Federated Stock and California Muni Fund	619,367	5,562,217	—	—
Shares issued to shareholders in payment of distributions declared	1,323,899	12,347,962	2,846,124	31,814,762
Shares redeemed	(12,498,238)	(116,701,747)	(14,974,755)	(163,347,364)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(4,052,929)	$(38,468,496)	(6,003,325)	$(64,107,855)
Year Ended October 31	2009		2008
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	522,738	$4,874,981	644,932	$7,166,573
Shares issued to shareholders in payment of distributions declared	140,608	1,309,193	326,498	3,657,716
Shares redeemed	(1,318,448)	(12,319,932)	(1,488,668)	(16,057,682)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(655,102)	$(6,135,758)	(517,238)	$(5,233,393)
Annual Shareholder Report

Year Ended October 31	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,612,662	$15,048,979	2,077,328	$23,025,394
Shares issued in connection with the tax-free transfer of assets from Federated Stock and California Muni Fund	219,018	1,966,867	—	—
Shares issued to shareholders in payment of distributions declared	232,301	2,162,734	579,774	6,501,426
Shares redeemed	(3,527,262)	(32,649,128)	(4,769,570)	(51,366,815)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,463,281)	$(13,470,548)	(2,112,468)	$(21,839,995)
Year Ended October 31	2009		2008
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	447,149	$4,186,351	771,288	$8,578,376
Shares issued to shareholders in payment of distributions declared	55,609	519,559	73,247	811,987
Shares redeemed	(326,444)	(3,059,797)	(285,714)	(3,067,150)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	176,314	$1,646,113	558,821	$6,323,213
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(5,994,998)	$(56,428,689)	(8,074,210)	$(84,858,030)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, capital loss carryforward acquired through a tax-free reorganization and discount accretion/premium amortization on debt securities.

For the year ended October 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$1,484,494	$(27,783)	$(1,456,711)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2009 and 2008, was as follows:

Annual Shareholder Report

	2009	2008
Tax-exempt income	$12,942,415	$19,278,022
Ordinary income	$6,148,225	$6,072,936
Long-term capital gains	$ —	$24,428,818

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$189,605
Undistributed tax-exempt income	$393,714
Net unrealized appreciation	$13,024,144
Capital loss carryforwards	$(106,792,665)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At October 31, 2009, the cost of investments for federal tax purposes was $553,988,351. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $13,024,165. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $30,961,404 and net unrealized depreciation from investments for those securities having an excess of cost over value of $17,937,239.

At October 31, 2009, the Fund had a capital loss carryforward of $106,792,665 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2014	$136,753
2015	$759,500
2016	$37,853,113
2017	$68,043,299

As a result of the tax-free transfer of assets from Federated Stock and California Muni Fund, the use of certain capital loss carryforwards listed above may be limited.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennylvania is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2009, the Adviser voluntarily waived $2,546,354 of its fee.

Annual Shareholder Report

Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2009, the Sub-Adviser earned a fee of $890,516.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended
October 31, 2009, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $8,658 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2009, FSC retained $104,363 of fees paid by the Fund. For the year ended October 31, 2009, the Fund's Class A Shares did not incur a distribution services fee, however it may begin to incur this fee upon approval of the Trustees.

Annual Shareholder Report

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2009, FSC retained $116,118 in sales charges from the sale of Class A Shares. FSC also retained $3,448 of CDSC relating to redemptions of Class A Shares, $7,594 relating to redemptions of Class C Shares and $3,428 relating to redemptions of Class F Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2009, FSSC did not receive any fees paid by the Fund.

Interfund Transactions

During the year ended October 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $318,126,703 and $301,899,189, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 1.00%, 1.75%, 1.75% and 1.00%, respectively, through the later of (the “Termination Date”): (a) December 31, 2010; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Trustees.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2009, the Fund's expenses were reduced by $103,107 under these arrangements.

7. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2009, were as follows:

Purchases	$429,812,042
Sales	$497,526,697
Annual Shareholder Report

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of October 31, 2009, there were no outstanding loans. During the year ended October 31, 2009, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2009, there were no outstanding loans. During the year ended October 31, 2009, the program was not utilized.

10. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”) and various Federated funds (Federated Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (NYAG) and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

Annual Shareholder Report

11. Subsequent events

Management has evaluated subsequent events through December 24, 2009, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2009, 67.79% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

For the fiscal year ended October 31, 2009, 100% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2009, 100% qualify for the dividend received deduction available to corporate shareholders.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF Trustees OF Federated Income Securities Trust AND SHAREHOLDERS OF Federated Muni & Stock Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Federated Muni & Stock Advantage Fund (the “Fund”), one of the portfolios constituting Federated Income Securities Trust, including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Muni & Stock Advantage Fund, a portfolio of Federated Income Securities Trust, at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 24, 2009

Annual Shareholder Report

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee and Chairman of the Board of the Federated Fund Complex.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 2000	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Joseph M. Balestrino is Vice President of the Trust. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.
Randall S. Bauer Birth Date: November 16, 1957 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Randall S. Bauer is Vice President of the Trust. Mr. Bauer joined Federated in 1989 and has been a Portfolio Manager and a Vice President of the Fund's Sub-Adviser since 1994 and a Senior Vice President of the Fund's Sub-Adviser beginning 2007. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from the Pennsylvania State University.
John L. Nichol Birth Date: May 21, 1963 VICE PRESIDENT Began serving: May 2004	Principal Occupations: John L. Nichol has been the Fund's Portfolio Manager since 2003. He is Vice President of the Trust. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract - May 2009

Federated Muni and Stock Advantage Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2009. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. Annual Shareholder Report

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the one-year, three-year and five-year periods covered by the report, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or Annual Shareholder Report reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these Annual Shareholder Report circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Muni and Stock Advantage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420C837
Cusip 31420C829
Cusip 31420C811
Cusip 31420C720

31285 (12/09)

Federated is a registered mark of Federated Investors, Inc.
2009  © Federated Investors, Inc.

Item 12.	Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Income Securities Trust

By	/S/ RICHARD A. NOVAK
Richard A. Novak, Principal Financial Officer

Date	June 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. CHRISTOPHER DONAHUE
J. Christopher Donahue, Principal Executive Officer

Date	June 22, 2010

By	/S/ RICHARD A. NOVAK
Richard A. Novak, Principal Financial Officer

Date	June 22, 2010

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